                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8K/A

                       Amendment to Application or Report
                    Filed pursuant to Section 12, 13 or 15(d)
                     of the Securities Exchange Act of 1934



                              BRE PROPERTIES, INC.
--------------------------------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                 Amendment No. 1

The undersigned hereby amends the following items, financial statements, exhibits or other portions of is Current Report on Form 8-K as set forth in the pages attached hereto:

Item 7.  Financial statements, Pro Forma Information and Exhibits.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   BRE PROPERTIES, INC.


Date: December 9, 1996                  By: /s/ LeRoy E. Carlson
                                           ---------------------------
                                        LeRoy E. Carlson
                                        Executive Vice President and
                                        Chief Financial and Accounting Officer

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS

                              BRE PROPERTIES, INC.
                        PRO FORMA STATEMENT OF OPERATIONS
                                   (UNAUDITED)
                   FOR THE FIVE MONTHS ENDED DECEMBER 31, 1995


     This unaudited pro forma statement of operations reflects the results of operations of BRE Properties, Inc. ("BRE") for the five month period ended December 31, 1995, giving effect to the acquisition by BRE of Foster's Landing Apartments, Foster's City, California for $58,800,000 (completed on September 27, 1996), as if this acquisition had occurred on August 1, 1995. BRE changed from a fiscal year end of July 31 to a calendar year end of December 31 on May 20, 1996, effective for the year ending December 31, 1995.
 These pro forma financial statements reflect the change in accounting year ends. In addition, the pro forma data assumes that this acquisition was financed in part with proceeds from BRE's lines of credit (totaling $150,000,000), as if such borrowings had occurred on August 1, 1995. In the opinion of management, all adjustments necessary to present fairly such pro forma data have been made.

     The unaudited pro forma statement of operations should be read in conjunction with the financial statements and notes thereto filed as part of the transition Form 10-K for the five months ended December 31, 1995. The unaudited pro forma statement of operations is not necessarily indicative of what the actual results of operations of BRE would have been for the period had the transaction occurred at the beginning of the period nor does it purport to indicate the results of future periods.


                                                                                           LESS:
                                                    BRE           FOSTER'S LANDING       FOSTER'S
                                             AS REPORTED FIVE       TWELVE MONTHS      LANDING SEVEN
(IN THOUSANDS, EXCEPT PER                      MONTHS ENDED             ENDED           MONTHS ENDED       PRO FORMA     PRO FORMA
     SHARE AMOUNTS)                          DECEMBER 31, 1995    DECEMBER 31, 1995    JULY 31, 1995      ADJUSTMENTS     RESULTS

Revenues:
  Rental . . . . . . . . . . . . . . . . .       $ 26,813              $  6,342          $  3,661         $               $ 29,494
  Other. . . . . . . . . . . . . . . . . .          1,193                    46                18                            1,221
                                                 -----------------------------------------------------------------        --------
                                                   28,006                 6,388             3,679                           30,715
                                                 -----------------------------------------------------------------        --------
Expenses:
  Depreciation . . . . . . . . . . . . . .          3,294                                                      490  (a)      3,784
  Interest . . . . . . . . . . . . . . . .          3,547                                                    1,617  (b)      5,164
  Other. . . . . . . . . . . . . . . . . .         11,927                 2,077             1,058                           12,946
                                                 -----------------------------------------------------------------        --------
                                                   18,768                 2,077             1,058            2,107          21,894
                                                 -----------------------------------------------------------------        --------
Net Income . . . . . . . . . . . . . . . .       $  9,238              $  4,311          $  2,621        ($  2,107)       $  8,821
                                                 -----------------------------------------------------------------        --------
                                                 -----------------------------------------------------------------        --------
Net Income per share . . . . . . . . . . .       $   0.42                                                                 $   0.40
                                                 --------                                                                 --------
                                                 --------                                                                 --------
Weighted average shares outstanding. . . .         21,942                                                                   21,942
                                                 --------                                                                 --------
                                                 --------                                                                 --------


See notes and assumptions to unaudited pro forma statement of operations

                              BRE PROPERTIES, INC.
                  NOTES AND ASSUMPTIONS TO UNAUDITED PRO FORMA
                             STATEMENT OF OPERATIONS
                   FOR THE FIVE MONTHS ENDED DECEMBER 31, 1995


(a) Depreciation for the period August 1, 1995 to December 31, 1995, based upon a 40 year life and a purchase price of $58,800,000.

(b) Interest expense for the period August 1, 1995 to December 31, 1995, on borrowed funds of $58,800,000 under BRE's lines of credit at an interest rate of 6.6%.

                              BRE PROPERTIES, INC.
                        PRO FORMA STATEMENT OF OPERATIONS
                                   (UNAUDITED)
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996

    This unaudited pro forma statement of operations reflects the results of operations of BRE Properties, Inc. ("BRE") for the nine month period ended September 30, 1996, giving effect to the acquisition by BRE of Foster's Landing Apartments, Foster's City, California for $58,800,000 (completed on September 27, 1996), as if this acquisition had occurred on January 1, 1996. In addition, the pro forma data assumes that this acquisition was financed in part with proceeds from BRE's lines of credit (totaling $150,000,000), as if such borrowings had occurred on January 1, 1996. In the opinion of management all adjustments necessary to present fairly such pro forma data have been made.

    The unaudited pro forma statement of operations should be read in conjunction with the financial statements and notes thereto filed as part of the transition Form 10K for the five months ended December 31, 1995. The unaudited pro forma statement of operations is not necessarily indicative of what the actual results of operations of BRE would have been for the period had the transaction occurred at the beginning of the period nor does it purport to indicate the results of future periods.


                                                     BRE          FOSTER'S LANDING FOR
                                              AS REPORTED NINE         THE PERIOD
(IN THOUSANDS, EXCEPT PER                       MONTHS ENDED       JANUARY 1, 1996 TO         PRO FORMA       PRO FORMA
      SHARE AMOUNTS)                         SEPTEMBER 30, 1996    SEPTEMBER 27, 1996        ADJUSTMENTS       RESULTS

Revenues:
  Rental . . . . . . . . . . . . . . . .         $  65,036             $  4,994               $               $  70,030
  Gains on sales.. . . . . . . . . . . .            49,578                                                       49,578
  Other. . . . . . . . . . . . . . . . .             6,907                   66                                   6,973
                                                 ------------------------------------------------------       ---------
                                                   121,521                5,060                                 126,581
                                                 ------------------------------------------------------       ---------
Expenses:
  Depreciation . . . . . . . . . . . . .             9,379                                         882           10,261
  Interest . . . . . . . . . . . . . . .            11,219                                       2,878           14,097
  Other. . . . . . . . . . . . . . . . .            24,342                1,423                                  25,765
                                                 ------------------------------------------------------       ---------
                                                    44,940                1,423                  3,760           50,123
                                                 ------------------------------------------------------       ---------
Net Income . . . . . . . . . . . . . . .         $  76,581             $  3,637              ($  3,760)       $  76,458
                                                 ------------------------------------------------------       ---------
                                                 ------------------------------------------------------       ---------
Net Income per share . . . . . . . . . .         $    2.58                                                    $    2.57
                                                 ---------                                                     --------
                                                 ---------                                                     --------
Weighted average shares outstanding. . .            29,740                                                       29,740
                                                 ---------                                                     --------
                                                 ---------                                                     --------


See notes and assumptions to unaudited pro forma statement of operations

                              BRE PROPERTIES, INC.
                  NOTES AND ASSUMPTIONS TO UNAUDITED PRO FORMA
                             STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996

(a) Depreciation for the period January 1, 1996 to September 27, 1996, based upon a 40 year life and a purchase price of $58,800,000.

(b) Interest expense for the period January 1, 1996 to September 27, 1996, on borrowed funds of $58,800,000 under BRE's lines of credit at an interest rate of 6.6%.

                         REPORT OF INDEPENDENT AUDITORS

To BRE Properties, Inc.

We have audited the accompanying statement of Gross Income and Direct Operating Expenses of Foster's Landing Apartments for the year ended December 31, 1995. This Statement is the responsibility of the Company's management. Our responsibility is to express an opinion on the Statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statement. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the Statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the amendment to Form 8K filed by BRE Properties, Inc. as described in Note 2, and is not intended to be a complete presentation of the Company's revenue and expenses.

In our opinion, the Statement referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in Note 2 of Foster's Landing Apartments for the year ended December 31, 1995, in conformity with generally accepted accounting principles.


                                   Ernst and Young, LLP

San Francisco, California
December 4, 1996

                           FOSTER'S LANDING APARTMENTS

                            STATEMENT OF GROSS INCOME
                          AND DIRECT OPERATING EXPENSES

                      FOR THE YEAR ENDED DECEMBER 31, 1995


GROSS INCOME
     Rental income . . . . . . . . . . . . . . . . . . . . .    $ 6,342,340
     Other income. . . . . . . . . . . . . . . . . . . . . .         46,537
                                                                -----------
                                                                  6,388,877
DIRECT OPERATING EXPENSES - NOTE 2
     Property taxes. . . . . . . . . . . . . . . . . . . . .        459,040
     Salaries and wages. . . . . . . . . . . . . . . . . . .        430,616
     Utilities . . . . . . . . . . . . . . . . . . . . . . .        359,880
     Repairs and maintenance . . . . . . . . . . . . . . . .        316,878
     Management fees . . . . . . . . . . . . . . . . . . . .        255,029
     Insurance . . . . . . . . . . . . . . . . . . . . . . .        110,442
     General and administrative. . . . . . . . . . . . . . .        145,519
                                                                -----------
                                                                  2,077,404
                                                                -----------

TOTAL GROSS INCOME AND DIRECT OPERATING EXPENSES . . . . . .    $ 4,311,473
                                                                -----------
                                                                -----------


See report of independent auditors and accompanying notes to the statement of gross income and direct operating expenses.

                           FOSTER'S LANDING APARTMENTS

                       NOTES TO STATEMENT OF GROSS INCOME
                          AND DIRECT OPERATING EXPENSES

                      FOR THE YEAR ENDED DECEMBER 31, 1995

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICY

BRE Properties, Inc. ("BRE") acquired Foster's Landing Apartments ("the Property") on September 27, 1996 from an unrelated party. The Property is a 490-unit apartment community located in Foster City, California.

Expenditures for repairs, maintenance and minor renewals are charged to expense as incurred, while those expenditures that improve or extend the estimated useful life of the Property are capitalized.

NOTE 2.  BASIS OF PRESENTATION

The Statement of Gross Income and Direct Operating Expenses excludes the following expenses which are not comparable with those resulting from the proposed future operations of the Property:

-    Depreciation and amortization expense
-    Mortgage interest expense

Property taxes have not been adjusted to reflect the estimated reassessed value of the Property after acquisition by BRE.

BRE has not provided for federal income taxes because it believes it qualifies as a real estate investment trust under Section 856-860 of the Internal Revenue Code and similar California statutes and distributes substantially all of its taxable income to its shareholders.

BRE is not aware of any material factors relating to the Property that would cause the reported financial information not to be indicative of future operating results.